October 24, 2025

Guardian Capital Fundamental Global Equity Fund

Institutional Shares – GFGEX

Alta Quality Growth Fund

Institutional Shares – AQLGX

Each a series of the Capitol Series Trust (the “Trust”)

Supplement to the Prospectus and Statement of Additional Information each dated January 28, 2025

Based upon a recommendation by Guardian Capital LP (the “Adviser”), the Board of Trustees (the “Board”) of the Trust has determined to close and liquidate each of the Guardian Capital Fundamental Global Equity Fund and the Alta Quality Growth Fund (each a “Fund” and collectively, the “Funds”).   In connection with this, the Board has adopted a plan of liquidation.  Please note that each Fund will be liquidating its assets at the close of business on December 3, 2025 (the “Liquidation Date”).  You are welcome, however, to redeem your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on October 24, 2025 the Funds will no longer accept purchases.  In addition, as soon as reasonable and practicable, the Adviser will begin an orderly transition of each Fund’s portfolio to cash and cash equivalents and each Fund will thereafter no longer be pursuing its investment objective.

Shareholders of the Funds may redeem their investments as described in the Funds’ Prospectus.  Accounts not redeemed by December 2, 2025, will automatically be redeemed on the Liquidation Date, and net cash proceeds, less any required withholding, will be sent to the address of record.

If you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status.  You must notify the Funds’ transfer agent at 800-957-0681 prior to the Liquidation Date of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

If the Funds have not received your redemption request or other instruction by December 2, 2025, your shares will be redeemed on the Liquidation Date, and you will receive your proceeds from the applicable Fund, subject to any required withholding.  These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, and the proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account such as an IRA, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you.  Checks will be issued to all shareholders of record of the Funds as of the close of business on the Liquidation Date.

Further Information

For further information, please contact the Funds toll-free at 800-957-0681. You may also obtain additional copies of the Funds’ Summary Prospectuses, Prospectus and SAI, free of charge, by writing to the Funds c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Funds toll-free at the number above or by visiting the Funds’ website at www.guardiancapitalfunds.com.

Investors Should Retain this Supplement for Future Reference.

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